UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2017

GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Montana
(State or other jurisdiction of incorporation)

(Commission File Number) 000-18911	(IRS Employer Identification No.) 81-0519541

49 Commons Loop
Kalispell, Montana 59901
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 3, 2017, the board of directors (the “Board”) of Glacier Bancorp, Inc. (the “Company”) announced the appointment of Mr. George R. Sutton to the Board of the Company and to the board of directors of the Company’s wholly owned subsidiary, Glacier Bank (the “Bank”), effective September 27, 2017. Mr. Sutton was appointed to the Audit, Compliance, and Risk Oversight Committees of both the Company and the Bank and also to the Compensation and Nomination Committees of the Company.
Mr. Sutton is an attorney and Of Counsel to the Salt Lake City-based law firm Jones Waldo Holbrook & McDonough where he has practiced since March of 2008. Mr. Sutton served as the Utah Commissioner of Financial Institutions from 1987 to 1992, where he was responsible for regulating all state-chartered depository institutions and all consumer financial services providers in Utah. Since 1993, Mr. Sutton has specialized in bank regulation. He assists clients with new bank and other regulatory applications, provides compliance reviews of products and services, and advises boards and management on regulation and corporate governance matters. From July 2009 to December 2016, Mr. Sutton served as a member of the board of directors of Synchrony Bank (previously named GE Capital Retail Bank). Synchrony Bank is a federal savings bank with assets in excess of $73.6 billion and is a wholly owned subsidiary of Synchrony Financial, which is traded on the NYSE under the symbol “SYF.” Mr. Sutton was an independent director and a member of the Audit and Compensation Committees. Mr. Sutton completed his undergraduate studies and his Juris Doctor at the University of Utah.

Item 7.01.    Regulation FD Disclosure.
A copy of Glacier’s press release relating to the announcement described in Item 5.02, dated October 3, 2017, is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits
(d)    Exhibits.

99.1	Press Release, dated October 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2017	GLACIER BANCORP, INC.

	By:	/s/ Ron J. Copher
Ron J. Copher
Executive Vice President and CFO